UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Digital Valleys Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DIGITAL VALLEYS CORP.
Suite 100, 1100 Dexter Ave. North
Seattle, Washington 98109
June 6, 2011

Dear Digital Valleys Corp. Shareholder:

You are cordially invited to attend our 2011 Annual and Special Meeting of stockholders to be held at the offices of Dorsey and Whitney LLP at 1400 Wewatta Street, Suite 400, Denver, Colorado 80202 on Monday, June 6, 2011 at 11:00 a.m. Mountain Time.

The following pages contain the formal Notice of Annual and Special Meeting and the proxy statement. At this year’s Annual and Special Meeting, you will be asked to vote on resolutions to (1) elect a director; (2) amend the Articles of Incorporation to change the name of Digital Valleys Corp. to American Bakken Energy Corp., or such other similar name that is legally available; (3) amend the Articles of Incorporation to effect a 2-for-1 stock split; (4) amend the Articles of Incorporation to increase the authorized capital of Digital Valleys Corp. to 250,000,000; (5) amend the bylaws of Digital Valleys Corp. (the “Bylaws”) to permit the president, the chief executive officer (“CEO”), a majority of the members of the board of directors of Digital Valleys Corp. (the “Board”), or a majority of the stockholders of the Corporation to request a special meeting of the stockholders; (6) amend the Bylaws to reduce quorum for a meeting of the shareholders to shareholders holding 1/3 of the outstanding shares of the Corporation; (7) amend the Bylaws to reduce the number of stockholders required for a vote by written consent to a majority of stockholders; (8) amend the Bylaws to permit the president, CEO, or a majority of the Board to call a special meeting of the Board; (9) amend the Bylaws to permit the Board to fill vacancies of the Board; (10) amend the Bylaws to permit the appointment of a CEO and a chief financial officer (“CFO”) and to provide the CEO and CFO with authority; and (11) amend the Bylaws to permit the Board to amend the Bylaws.

Please read the accompanying Notice of Annual and Special Meeting and proxy statement carefully. Whether or not you plan to attend, you can ensure that your shares are represented at the Annual and Special Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided.

Sincerely

/s/ Felipe Pati President

DIGITAL VALLEYS CORP.
Suite 100, 1100 Dexter Ave. North
Seattle, Washington 98109

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 6, 2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to
Be Held on June 6, 2011.

A complete copy of this proxy statement and our annual report for the year ended April 30, 2010 are also available at http://www.proxyvote.com

The 2011 Annual and Special Meeting of Shareholders of Digital Valleys Corp. (the “Corporation”) to be held at the offices of Dorsey and Whitney LLP at 1400 Wewatta Street, Suite 400, Denver, Colorado 80202 on Monday, June 6, 2011 at 11:00 a.m. Mountain Time, to consider and act upon the following matters:

1.	To consider and vote upon five proposals described in the accompanying proxy statement providing for:

Proposed Action One:	The election of a director to serve until their respective successor has been elected or qualified;
Proposed Action Two:	A resolution to amend the Articles of Incorporation of the Corporation to change our name to “American Bakken Energy Corp.” or such other similar name that is legally available;
Proposed Action Three:	A resolution to amend the Articles of Incorporation to effect a two for one (2:1) stock split of the outstanding shares of common stock of the Corporation;
Proposed Action Four:	A resolution to amend the Articles of Incorporation to increase the Corporation’s number of authorized shares of common stock from 100,000,000 to 250,000,000 shares;
Proposed Action Five:	A resolution to approve the amended Articles of Incorporation pursuant to Proposed Action Two, Three and Four.
Proposed Action Six:
A resolution to amend the bylaws of the Corporation by amending Article 2, Section 2, to permit the president, the chief executive officer (“CEO”), a majority of the members of the board of directors or a majority of the shareholders of the Corporation to request a special meeting of the stockholders;

Proposed Action Seven:
A resolution to amend the bylaws of the Corporation by amending Article 2, Section 6, to reduce quorum for a shareholders meeting to stockholders holding 1/3 of the outstanding shares of the Corporation;

Proposed Action Eight:	A resolution to amend the bylaws of the Corporation by amending Article 2, Section 10, to reduce the number of stockholders required for a vote by written consent to a majority of stockholders;
Proposed Action Nine:
A resolution to amend the bylaws of the Corporation by amending Article 3, Section 5 to permit the president, the CEO, or a majority of the directors of the Corporation to call a special meeting of the board of directors of the Corporation;

Proposed Action Ten:	A resolution to amend the bylaws of the Corporation by amending Article 3, Section 9 to permit the board of directors of the Corporation to fill vacancies of the board of directors.

Proposed Action Eleven:	A resolution to amend the bylaws of the Corporation by amending Article 4, to permit the appointment of a CEO and a chief financial officer (“CFO”), and to provide the CEO and CFO with authority; and
Proposed Action Twelve	A resolution to amend the bylaws of the Corporation by amending Article 14, to permit the board of directors of the Corporation to amend the Bylaws of the Corporation.
2.	The transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has established the close of business on April 15, 2011 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual and Special Meeting.

PLEASE VOTE AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS RECORDED PROMPTLY EVEN IF YOU PLAN TO ATTEND THE ANNUAL AND SPECIAL MEETING. YOU HAVE THREE OPTIONS FOR SUBMITTING YOUR VOTE BEFORE THE ANNUAL AND SPECIAL MEETING: VIA THE INTERNET, BY PHONE OR BY MAIL. FOR FURTHER DETAILS, SEE “QUESTIONS AND ANSWERS” IN THE PROXY STATEMENT. IF YOU HAVE INTERNET ACCESS, WE ENCOURAGE YOU TO RECORD YOUR VOTE ON THE INTERNET. IT IS CONVENIENT AND IT SAVES YOUR CORPORATION SIGNIFICANT PROCESSING COSTS.

By Order of the Board of Directors:

/s/ Felipe Pati Corporate Secretary

May 10, 2011

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive this proxy statement?

The Board of Directors (the “Board”) of Digital Valleys Corp. (the “Corporation”) is soliciting your proxy to vote at the Annual and Special Meeting because you were a stockholder of record at the close of business on April 15, 2011, and, as such, you are entitled to vote at the Annual and Special Meeting.

This proxy statement summarizes the information you need to know to vote at the Annual and Special Meeting. You do not need to attend the Annual and Special Meeting in person to vote your shares.

Who can vote at the Annual Meeting?

The record date for the Annual and Special Meeting is April 15, 2011. As such, only stockholders of record at the close of business on April 15, 2011 will be entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on April 15, 2011 your shares were registered directly in your name with our transfer agent, Routh Stock Transfer Inc, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual and Special Meeting or you may vote by proxy. Whether or not you plan to attend the Annual and Special Meeting in person, we urge you to complete, sign and date your proxy card and return the proxy card in the postage-paid envelope provided to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If at the close of business on April 15, 2011 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by such brokerage firm, bank, dealer or other similar organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual and Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. Your broker, bank or other nominee cannot vote your shares for the election of directors, if you do not complete and return the proxy card or vote by one of the other available alternatives. However, banks, brokers and other nominees will have discretion to vote uninstructed shares on the resolutions to (1) amend the Articles of Incorporation to change the name of Digital Valleys Corp. to American Bakken Energy Corp., or such other similar name that is legally available; (2) amend the Articles of Incorporation to effect a 2-for-1 stock split; (3) amend the Articles of Incorporation to increase the authorized capital of the Corporation to 250,000,000; (4) amend the Articles of Incorporation pursuant to Proposed Action Two, Three and Four; (5) amend the bylaws of the Corporation (“Bylaws”) to permit the president, chief executive officer (“CEO”), a majority of the members of the board of directors of the Corporation (the “Board”), or a majority of the stockholders of the Corporation to request a special meeting of the stockholders; (6) amend the Bylaws to reduce quorum for a meeting of shareholders to shareholder holding 1/3 of the outstanding shares of the Corporation; (7) amend the Bylaws to reduce the number of stockholders required for a vote by written consent to a majority of stockholders; (8) amend the Bylaws to permit the president, CEO, or a majority of the Board to call a special meeting of the Board; (9) amend the Bylaws to permit the Board to fill vacancies of the Board; (10) amend the Bylaws to permit the appointment of a CEO and a chief financial officer (“CFO”) and to provide the CEO and CFO with authority; and (11) amend the Bylaws to permit the Board to amend the Bylaws.  You are also invited to attend the Annual and Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual and Special Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.

What proposals will be voted on at the Annual Meeting?

●	The election of David Brow as a director to serve until the next annual meeting of stockholders or at a special meeting of stockholders to elect directors;

●	A resolution to amend the Articles of Incorporation to change the name of the Corporation to American Bakken Energy Corp., or such other similar name that is legally available;

●	A resolution to amend the Articles of Incorporation to effect a 2-for-1 stock split;

●	A resolution to amend the Articles of Incorporation to increase the authorized capital of the Corporation to 250,000,000;

●	A resolution to approve the amended Articles of Incorporation pursuant to Proposed Action Two, Three and Four;

●
A resolution to amend the Bylaws to permit the president, CEO, a majority of the members of the Board, or a majority of the stockholders of the Corporation to request a special meeting of the stockholders;

●	A resolution to amend the Bylaws to reduce quorum for a meeting of the shareholders to shareholders holding 1/3 of the outstanding shares of the Corporation;

●	A resolution to amend the Bylaws to reduce the number of stockholders required for a vote by written consent to a majority of stockholders;

●	A resolution to amend the Bylaws to permit the president, CEO, or a majority of the Board to call a special meeting of the Board;

●	A resolution to amend the Bylaws to permit the Board to fill vacancies of the Board;

●	A resolution to amend the Bylaws to permit the appointment of a CEO and CFO and to provide the CEO and CFO with authority; and

●	A resolution to amend the Bylaws to permit the Board to amend the Bylaws.

The Board recommends that you vote FOR the election of David Brow to the Board; FOR the resolution to amend the Articles of Incorporation to change the name of the Corporation to American Bakken Energy Corp., or such other similar name that is legally available; FOR the resolution to amend the Articles of Incorporation to effect a 2-for-1 stock split;  FOR the resolution to amend the Articles of Incorporation to increase the authorized capital of the Corporation to 250,000,000; FOR the resolution to approve the amended Articles of Incorporation pursuant to Proposed Action Two, Three and Four; FOR the resolution to amend the Bylaws to permit the president, CEO, a majority of the members of the Board or a majority of the stockholders of the Corporation to request a special meeting of the stockholders; FOR the resolution to amend the Bylaws to reduce quorum for a meeting of the shareholders to shareholders holding 1/3 of the outstanding shares of the Corporation; FOR the resolution to amend the Bylaws to reduce the number of stockholders required for a vote by written consent to a majority of stockholders; FOR the resolution to amend the Bylaws to permit the president, CEO, or a majority of the Board to call a special meeting of the Board; FOR the resolution to amend the Bylaws to permit the Board to fill vacancies of the Board; FOR the resolution to amend the Bylaws to permit the appointment of a CEO and a CFO and to provide the CEO and CFO with authority; and FOR the resolution to amend the Bylaws to permit the Board to amend the Bylaws.

What different methods can I use to vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual and Special Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual and Special Meeting in person, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual and Special Meeting and vote in person if you have already voted by proxy.

●	To vote in person, come to the Annual and Special Meeting and we will give you a ballot when you arrive.

●
To vote by proxy, simply complete, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Annual and Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete, sign and date your proxy card and return it in the postage-paid envelope provided to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other nominee. To vote in person at the Annual and Special Meeting, you must obtain a valid proxy from your broker, bank or other nominee.

Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy card. Your broker, bank or other nominee cannot vote your shares for the election of directors, if you do not complete and return the proxy card or vote by one of the other available alternatives. However, banks, brokers and other nominees will have discretion to vote uninstructed shares for the resolutions to (1) amend the Articles of Incorporation to change the name of Digital Valleys Corp. to American Bakken Energy Corp., or such other similar name that is legally available; (2) amend the Articles of Incorporation to effect a 2-for-1 stock split; (3) amend the Articles of Incorporation to increase the authorized capital of the Corporation to 250,000,000; (4) approve the amended Articles of Incorporation pursuant to Proposed Action Two, Three and Four; (5) amend the Bylaws to permit the president, CEO, a majority of the members of the Board or a majority of the stockholders of the Corporation to request a special meeting of the stockholders; (6) amend the Bylaws to reduce quorum for a meeting of the shareholders to shareholders holding 1/3 of the outstanding shares of the Corporation; (7) amend the Bylaws to reduce the number of stockholders required for a vote by written consent to a majority of stockholders; (8) amend the Bylaws to permit the president, CEO, or a majority of the Board to call a special meeting of the Board; (9) amend the Bylaws to permit the Board to fill vacancies of the Board; (10) amend the Bylaws to permit the appointment of a CEO and a CFO and to provide the CEO and CFO with authority; and (11) amend the Bylaws to permit the Board to amend the Bylaws. You are also invited to attend the Annual and Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual and Special Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.

How can I revoke my proxy?

You can revoke your proxy prior to the completion of voting at the Annual and Special Meeting by giving written notice of your revocation to the Office of the Secretary of the Corporation 1100 Dexter avenue, suite 100, North Seattle, Washington 98109; by delivering a later-dated proxy card; or by voting in person at the Annual and Special Meeting.

Who will count the votes?

An independent representative of Dorsey & Whitney LLP will tabulate the votes and be the independent inspector of elections to certify the results.

What is the quorum requirement?

A quorum is required to hold the Annual and Special Meeting. A quorum will be present if at least a majority of the shares entitled to vote, or 20,700,001 shares, are represented by stockholders present in person at the Annual and Special Meeting or by proxy.

Abstentions will be counted as “shares present’’ at the Annual and Special Meeting for the purpose of determining whether a quorum exists. However, abstentions will not affect the outcome of any proposal to be voted on at the

Annual and Special Meeting. Proxies submitted by brokers, banks or other nominees that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes’’) are also considered “shares present,’’ but also will not affect the outcome of any proposal to be voted on at the Annual and Special Meeting.

How many votes are needed to approve each proposal?

For the election of David Brow, the majority of the shares present in person or by proxy at the Annual and Special Meeting must vote FOR David Brow. Abstentions and broker non-votes will have no effect.

For the resolutions to (1) amend the Articles of Incorporation to change the name of the Corporation to American Bakken Energy Corp., or such other similar name that is legally available; (2) amend the Articles of Incorporation to effect a 2-for-1 stock split; (3) amend the Articles of Incorporation to increase the authorized capital of the Corporation to 250,000,000; (4) approve the amended Articles of Incorporation pursuant to Proposed Action Two, Three and Four; (5) amend the Bylaws to permit the President, CEO, a majority of the members of the Board or a majority of the stockholders of the Corporation to request a special meeting of the stockholders; (6) amend the Bylaws to reduce quorum for a meeting of the shareholders to shareholders holding 1/3 of the outstanding shares of the Corporation; (7) amend the Bylaws to reduce the number of stockholders required for a vote by written consent to a majority of stockholders; (8) amend the Bylaws to permit the president, CEO, or a majority of the Board to call a special meeting of the Board; (9) amend the Bylaws to permit the Board to fill vacancies of the Board; (10) amend the Bylaws to permit the appointment of a CEO and a CFO and to provide the CEO and CFO with authority; and (11) amend the Bylaws to permit the Board to amend the Bylaws, the majority of the shares present in person or by proxy at the Annual and Special Meeting must vote FOR the proposals. Abstentions and broker non-votes will have no effect.

When are stockholder proposals due for the annual meeting of stockholders to be held in 2012?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Secretary of the Office of the Secretary of the Corporation, 1100 Dexter Avenue, suite 100, North Seattle, Washington 98109; and be received by no later than December 15, 2011. Similarly, in order for a stockholder proposal to be raised from the floor during next year’s annual meeting of stockholders, written notice must be received by us no later than February 12, 2012 and no earlier than January 13, 2012, and shall contain the information required by our by-laws. You may contact the secretary of the Corporation at the above described address for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

How much will this proxy solicitation cost?

We bear all of the expenses incurred in connection with the solicitation of proxies, including costs incurred by brokers, fiduciaries and custodians in forwarding proxy materials to beneficial owners of shares held in their name. We expect the total costs of this proxy solicitation to be approximately $4,500.

Does the Corporation have a policy about directors’ attendance at annual and special meetings of stockholders?

We do not have a policy about directors’ attendance at annual meetings of stockholders.

How can I find out the results of the voting at the Annual and Special Meeting?

Preliminary voting results will be announced at the Annual and Special Meeting. Final voting results will be published in a Current Report on Form 8 K within four business days of the Annual and Special Meeting.

Where are the Corporation’s principal executive offices?

The principal executive offices of the Corporation are 1100 Dexter Avenue, suite 100, North Seattle, Washington 98109.

PROPOSED ACTION NO. 1

ELECTION OF DIRECTORS

The Board currently consists of one director. Each director is elected to serve until the next annual meeting of stockholders or at a special meeting of stockholders to elect directors. The Board has selected and recommends David Brow as a nominee for the Board of Directors. The nominee has agreed to serve if elected, and management has no reason to believe that the nominee will be unavailable to serve.

Information Concerning the Director Nominees

David Brow, age 45, graduated from the University of British Columbia in 1990 with a Bachelor of Arts Degree. Upon graduating, Mr. Brow completed both the Canadian Securities course and the Registered Representative exams for licensing as a securities trader and financial advisor.  From June 1995 to May 1996, Mr. Brow consulted to Syncronys Softcorp, a publicly traded manufacturer of computer software, and supervised their Canadian operations.  In 1996, Mr. Brow formed Willow Run Software Marketing Inc., a high tech sales and marketing consulting firm that worked with numerous software manufacturers, both public and private.  Consulting services provided by Willow Run Software Marketing Inc. included product and market analyses, product launch programs, marketing initiatives and sales strategies.  In 1999, Mr. Brow formed another high-tech consulting firm, Point of Presence Marketing Inc.  This firm concentrated on the emerging technology sectors and assisted companies with all aspects of the sales, marketing and launch process, including funding issues.  Point of Presence Marketing Inc. was purchased by EDventure Capital Inc. in October 2000 where Mr. Brow was a director until April 2002.  In May 2002 Mr. Brow was appointed secretary and treasurer of publicly traded Electric Network.com, Inc. and resigned as a director/officer in 2006 upon completion of a successful merger with Solar EnergySources, Inc.  During this time, Mr. Brow took a role with Symantec Corp. overseeing the West Region channel business and managed a revenue stream in excess of $300 million.  Mr. Brow left Symantec Corp. in November of 2007 and subsequently took a role as VP of Channel Sales for Acronis, Inc. and then moved to emerging BSM software Manufacturer FireScope, Inc. until May 2010. In 2008, Mr. Brow was appointed president, secretary and treasurer of publicly traded Neema, Inc. and worked with them through their merger with Carbon Green, Inc, in the fall of 2009. Mr. Brow resigned from Carbon Green, Inc in January 2010. Mr. Brow presently resides in Los Angeles, California where he is the Director of Channel Sales for Lenovo, Inc. managing a $400m channel sales organization.  In late 2010, Mr. Brow was appointed as the sole director and as the president, chief executive officer, chief financial officer, secretary and treasurer of publicly traded Texada Ventures Inc.

The Corporation is not aware of any family relationships, by blood, marriage, or adoption, between Mr. Brow and any other director, executive officer, or nominee as a director or officer of the Corporation.  The Corporation knows of no transactions involving the Corporation during the last two years in which Mr. Brow had a direct or indirect interest.

The Board unanimously recommends that the stockholders vote FOR David Brow as a director.

PROPOSED ACTION NO. 2

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO CHANGE OUR NAME TO “AMERICAN BAKKEN ENERGY CORP.”

Purpose and Effects of Proposed Action No. 2

The Board has adopted, subject to stockholder approval, an amendment to our Articles of Incorporation to change the Corporation’s name from “Digital Valleys Corp.” to “American Bakken Energy Corp.”

The Board believes that approval of the corporate name change as an amendment to the Articles of Incorporation is in the best interests of the Corporation and its stockholders, as our existing name does not appropriately reflect the new business strategy that the Corporation intends to pursue. The Corporation’s management has determined that it is in the best interest of the Corporation and its shareholders to pursue new business opportunities in oil and gas exploration and development.  Although the Corporation has not acquired any oil and gas properties or interests or entered into any agreements with respect to specific opportunities, management believes that it can secure and finance opportunities in the Bakken area based on discussions with various groups.  There is significant competition for these properties and we intend to compete with companies with significantly more capital, resources and experience in the oil and gas industry.  Consequently, we cannot assure you that the Corporation will secure any oil and gas properties or interests or, if acquired, finance such opportunities.

We believe that the name change to "American Bakken Energy Corp.", or such other similar name that is legally available, will better reflect the Corporation’s proposed business activities going forward.   In connection with the name change and the stock split in proposed action no. 3, we will also seek to change our CUSIP number for our Common Stock.  This amendment does not change the terms or rights of holders of our common stock.

The Board unanimously recommends that the stockholders vote FOR Proposed Action No. 2.

PROPOSED ACTION NO. 3

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO INCREASE OUR AUTHORIZED SHARE CAPITAL

Purpose and Effects of Proposed Action No. 3

As of the date of this Proxy Statement, the Corporation was authorized, pursuant to its Articles of Incorporation, as amended to date, to issue up to 100,000,000 shares of its common stock, and there were 41,400,000 shares of its common stock issued and outstanding.  The Board is seeking stockholder approval to amend the Articles of Incorporation to increase the authorized share capital of the Corporation from 100,000,000 shares of common stock to 250,000,000 shares of common stock with the same par value of $0.001 per share.  The purpose of this proposed increase in authorized share capital is to make available additional shares of common stock for the stock split being proposed in Action No. 4 and issuance for general corporate purposes, including financing activities and possible acquisitions, without the requirement of further action by the stockholder of the Corporation.  The adoption of Proposed Action No. 3 is conditioned on the adoption of Proposed Action No. 4.  The Board has considered potential uses of the additional authorized shares of common stock, which may include the seeking of additional equity financing through public or private offerings, possible acquisitions, establishing employee or director equity compensation plans or arrangements or for other general corporate purposes.  Increasing the authorized number of shares of the common stock of the Corporation will provide the Corporation with greater flexibility and allow the issuance of additional shares of common stock in most cases without the expense or delay of seeking further approval from the stockholders.  The Corporation is at all times investigating additional sources of financing which the Board believes will be in the Corporation’s best interests and in the best interests of the stockholders of the Corporation.

The shares of common stock do not carry any pre-emptive rights. The adoption of the increase in authorized share capital will not of itself cause any changes in the Corporation’s capital accounts.  The increase in authorized share capital will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized shares of common stock without requiring future approval from the stockholders of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing stockholder’s percentage equity ownership interests and could be issued at prices lower than the prices at which existing stockholders purchased their shares.  Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock of the Corporation.

One of the effects of the increase in authorized share capital, if approved, however, may be to enable the Board  to render it more difficult to or discourage an attempt to obtain control of the Corporation by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (including private placements) in which the number of the Corporation’s outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Corporation.  Such action, however, could discourage an acquisition of the Corporation which the stockholders of the Corporation might view as desirable.

The Corporation has no current plans, proposals or arrangements, other than the stock split in Proposed Action No. 4, to issue any of the additional shares that will become authorized share capital of the Corporation pursuant to the increase in authorized share capital.

The Board unanimously recommends that the stockholders vote FOR Proposed Action No. 3.

PROPOSED ACTION NO. 4

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO EFFECT A TWO-FOR-ONE STOCK SPLIT OF THE CORPORATION’S COMMON STOCK

Purpose and Effects of Proposed Action No. 4

Proposed Amendment No. 4 to the Articles of Incorporation would effect a 2-for-1 stock split of the Corporation’s common stock.  As a result, at the effective time of the filing of Proposed Amendment No. 3 with the Nevada Secretary of State, each outstanding share of common stock will be subdivided into two (2) shares of common stock.

As of the record date, there are 41,400,000 shares of our common stock outstanding and held by our stockholders.  If Proposed Actions Nos. 3 and 4 are approved by our stockholders, as a result of the 2-for-1 common stock split, and based on the number of outstanding shares of common stock as of the record date, we estimate there would be approximately 82,800,000 shares of common stock issued and outstanding immediately after such stock split.

The Board of Directors has determined that it will be advantageous to the Corporation and its stockholders to have additional shares available and issued to the Corporation’s current stockholders.  Additionally, the Board has determined that share liquidity could be enhanced by having additional shares held by the Corporation’s stockholders.

Adoption of Proposed Action No. 4 to effect the proposed stock split will not affect the proportionate economic rights or voting power of existing stockholders, as the aggregate share holdings of each stockholder will continue to represent the same percentage interest in the Corporation.

The stock split should be tax-free under the Internal Revenue Code of 1986, as amended.  The holding period of the common stock received pursuant to the split, for purposes of determining whether capital gain or loss on a sale or exchange is long-term or short-term, will include the period during which the stockholders held his or her pre-split common stock.  A stockholder who receives common stock pursuant to the split must allocate the basis of the existing common stock among the shares received pursuant to the split in proportion to the relative fair market value of such shares on the date of distribution. This discussion should not be considered as tax or investment advice, and the tax consequences of the stock split may not be the same for all holders of common stock.  Stockholders should consult their own tax advisors regarding their individual federal, state, local and foreign tax consequences.

The Corporation shall obtain a new CUSIP to designate the post-split shares of common stock on the effective date and time (the “Effective Date”) of the split, in accordance with the Articles of Amendment.  On the Effective Date, each of the pre-split shares will represent two (2) shares. Within twenty-four (24) hours of the Effective Date, Routh Stock Transfer, Inc., the Corporation’s transfer agent, will cause to be delivered the new share certificates to the stockholders of record on the Effective Date without surrender of the old certificates and all old share certificates will be deemed canceled null and void. Delivery of old certificates in connection with a transfer of shares will not be deemed good delivery.

Upon effectiveness of the stock split, certificates representing the additional shares of common stock created in connection with the stock split will be distributed to the Corporation’s stockholders by mail.  PLEASE DO NOT DESTROY YOUR EXISTING COMMON STOCK CERTIFICATES OR RETURN SUCH CERTIFICATES TO THE CORPORATION UNTIL YOU HAVE RECEIVED YOUR NEW CERTIFICATES, ASSUMING THE STOCK SPLIT IS APPROVED.

The Board unanimously recommends that the stockholders vote FOR Proposed Action No. 4.

PROPOSED ACTION 5

RESOLUTION TO ADOPT AMENDED ARTICLES OF INCORPORATION

The Board unanimously recommends that the stockholders approve the resolution to amend the Articles of Incorporation as follows:

1. Name of the Corporation: American Bakken Energy Corp.

3. Shares: Number of Shares with par value: 250,000,000; Par value per share 0.001. All such shares are one class and are shares of Common Stock. Upon the amendment of this Articles of Incorporation to read as set forth above, each one (1) outstanding share shall be split, reconstituted and converted into two (2) shares.

The Board unanimously recommends that stockholders vote FOR Proposed Action No. 5.

PROPOSED ACTION 6

RESOLUTION TO AMEND ARTICLE 2, SECTION 2 OF THE BYLAWS

The Board determined that it is in the best interests of the Corporation and its shareholders to amend provisions of the Corporation’s Bylaws to facilitate the management of the Corporation as a public entity.  The Amended and Restated Bylaws of the Corporation incorporating each of the proposed amendments (see Proposed Actions 6-12) is attached as Appendix A. A version of the Bylaws marked to show the proposed amendments compared to the current Bylaws is attached as Appendix B.

Article 2, Section 2 of the Bylaws currently enables special meetings of the shareholders of the Corporation to be called by the Board, holders of not less than one-tenth of the shares of the Corporation entitled to vote or by the president of the Corporation. The Board proposes to amend Article 2, Section 2 permit the president, the CEO, a majority of the members of the board of directors or a majority of the shareholders to call a special meeting of the stockholders. The proposed amendment increases the percentage requirement for  shareholders of the Corporation to call a special shareholder meeting from 10% of the shares of common stock of the Corporation entitled to vote to a majority of the shares of common stock of the Corporation entitled to vote.  The Board believes that increasing the shareholder requirement will limit  special meetings to extraordinary circumstances. Considering that special meetings are expensive and time consuming for the Corporation and potentially disruptive to its normal business operations, the Board believes that matters requiring stockholder input should generally be considered at the annual meeting of stockholders.  The Board believes that an ownership threshold of a majority is reasonable to adequately protect stockholder interests.  The Board believes that a small minority of stockholders could disrupt the business of the Corporation and divert resources of the Corporation if permitted to call an unlimited number of special meetings.  Consequently, the Board unanimously recommends the resolution to approve the amendment to Article 2, Section 2 of the Bylaws.

The Board unanimously recommends that stockholders vote FOR Proposed Action No. 6.

PROPOSED ACTION 7

RESOLUTION TO AMEND ARTICLE 2, SECTION 6 OF THE BYLAWS

The Board unanimously recommends the resolution to approve the amendment to Article 2, Section 6 of the Bylaws.

Article 2, Section 6 of the Bylaws requires stockholders holding a majority of the shares entitled to vote to establish a quorum at a meeting of stockholders.  The proposed amendment to Article 2, Section 6 of the Bylaws reduces the quorum requirement to stockholders holding 1/3 of the outstanding shares entitled to vote. The Board believes that a majority quorum requirement may limit public company’s ability to properly convene a meeting of the stockholders and hinder and restrict the Corporation’s shareholders ability to take action at meetings of the stockholders.  The Board has determined that it is in the best interests of the Corporation and its stockholders to amend the quorum requirement for stockholder meetings. The proposed amendment is intended to facilitate obtaining quorum for annual and special meetings of the stockholders.

The Board unanimously recommends that stockholders vote FOR Proposed Action No. 7.

PROPOSED ACTION 8

RESOLUTION TO AMEND ARTICLE 2, SECTION 10 OF THE BYLAWS

The Board unanimously recommends the resolution to approve the amendment to Article 2, Section 10 of the Bylaws.

Article 2, Section 10 of the Bylaws currently requires all of stockholders of the Corporation to complete a written consent in order for an action to be completed without a meeting. The Board proposes to amend Article 2, Section 10 of the Bylaws to reduce the number of stockholders required for a vote by written consent to stockholders holding a majority of the number of shares of voting stock unless a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required. The Board believes that the requirement to obtain written consents from all stockholders limits the Corporations ability to take actions by written consent. The proposed amendment would facilitate obtaining written consent for corporate actions, therefore limiting the need for costly annual and special meetings of the stockholders and would provide flexibility to the Board in administering the corporate affairs of the Corporation as a public company. Consequently, the Board unanimously recommends the resolution to approve the amendment to Article 2, Section 10.

The Board unanimously recommends that stockholders vote FOR Proposed Action No. 8.

PROPOSED ACTION 9

RESOLUTION TO AMEND ARTICLE 3, SECTION 5 OF THE BYLAWS

The Board unanimously recommends the resolution to approve the amendment to Article 3, Section 5 of the Bylaws.

Article 3, Section 5 of the Bylaws permits the chairman of the Board, the president, or two directors to call a special meeting of the Board. The proposed amendment to Article 3, Section 5 of the Bylaws would permit the president, the CEO or a majority of the directors to call a special meeting of the Board. The current Bylaws do not provide the CEO with authority to call a special meeting of the Board and permits two directors to call a special meeting of the Board. The Board believes the Bylaws do not take into account the realities of a public company and the Corporation’s proposed amendment provides for the appointment a CEO. The Board has determined that the proposed amendment would be in the best interests of the Corporation and its stockholders. The proposed amendment to the Bylaws would provide flexibility to the Board in administering the corporate affairs of the Corporation as a public company. Consequently, the Board unanimously recommends the resolution to approve the amendment to Article 3, Section 5.

The Board unanimously recommends that stockholders vote FOR Proposed Action No. 9.

PROPOSED ACTION 10

RESOLUTION TO AMEND ARTICLE 3, SECTION 9 OF THE BYLAWS

The Board unanimously recommends the resolution to approve the amendment to Article 3, Section 9 of the Bylaws.

Article 3, Section 9 of the Bylaws requires vacancies of the Board to be filled by the shareholders of the Corporation. The proposed amendment to Article 3, Section 9 of the Bylaws would permit the Board to fill vacancies of the Board. The Board believes that the current Bylaws hinder and restrict the Board and the Corporation from filling vacancies on the Board without the need to convene a special meeting of the stockholders. The proposed amendment would be in the best interests of the Corporation and its stockholders as a delay in filling Board vacancies, resulting from the necessity to convene a costly vote of the stockholders, could prove harmful to the Corporation and its stockholders. The Board has determined that the proposed amendment to the Bylaws would provide greater flexibility to the Board in administering the corporate affairs of the Corporation as a public company. Consequently, the Board unanimously recommends the resolution to approve the amendment to Article 3, Section 9.

The Board unanimously recommends that stockholders vote FOR Proposed Action No. 10.

PROPOSED ACTION 11

RESOLUTION TO AMEND ARTICLE 4 OF THE BYLAWS

The Board unanimously recommends the resolution to approve the amendments to Article 4 of the Bylaws.

A.	Amend Article 4, Section 1 to permit the appointment of a CEO.

B.	Amend Article 4, Section 6 to provide authority to the CEO, if any.

C.	Amend Article 4, Section 8 to provide authority to the Chief Financial Officer (“CFO”), if any.

Article 4 of the Bylaws specifically permits the appointment of a president, a vice president, a secretary and a treasurer. The proposed amendments to Article 4 would permit the appointment of a CEO and CFO and would grant the CEO and CFO authority to act on behalf of the Corporation. The Corporations current bylaws were adopted on June 1, 2007 and since that time there have been changes to normal business practices which make it appropriate to amend the Bylaws to permit the appointment of a CEO or CFO as these are two executive positions that are common in today’s public corporations.  The Board has determined that it is in the best interest of the Corporation and its stockholders to amend the Bylaws to provide for the appointment of a CEO and CFO. The proposed amendment to the Bylaws would provide additional flexibility to the Board in administering the corporate affairs of the Corporation as a public company. Consequently, the Board unanimously recommends the resolution to the approve the amendments to Article 4.

The Board unanimously recommends that stockholders vote FOR Proposed Action No. 11.

PROPOSED ACTION 12

RESOLUTION TO AMEND ARTICLE 14 OF THE BYLAWS

The Board unanimously recommends the resolution to approve the amendment to Article 14 of the Bylaws.

Article 14 of the Bylaws only permits amendments to the Bylaws by a majority vote of the shareholders of the Corporation. The proposed amendment to Article 14 of the Bylaws would also permit the Board to amend the Bylaws. The previous Bylaws did not provide the Board with such authority. The Board believes that the previous Bylaws hindered and restricted the Board and the Corporation from taking actions that would be in the best interests of the Corporation and its stockholders as a delay in amending the Bylaws, resulting from the necessity to convene a costly vote of the stockholders, could prove harmful to the Corporation and its stockholders. The Board believes that the proposed amendment to the Bylaws would provide flexibility to the Board in administering the corporate affairs of the Corporation as a public company. Consequently, the Board unanimously recommends the resolution to approve the amendment to Article 14 of the Bylaws.

The Board unanimously recommends that stockholders vote FOR Proposed Action No. 12.

OTHER INFORMATION

Dissenters' Right of Appraisal

None.

Interest of Certain Persons in Matters to Be Acted Upon

Mr. Felipe Pati has been a director of the Corporation since May 2007.

Mr. David Brow has been nominated by the Board to be a director of the Corporation.

Voting Securities and Principal Holders Thereof

As of the date of this Proxy Statement, there were 41,400,000 shares of our common stock issued and outstanding. Each outstanding share of common stock is entitled to one vote per share.  The record date for the Proxy Statement was set at April 15, 2011.

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of April 11, 2011 by:

●	each person who is known by us to beneficially own more than 5% of our issued and outstanding shares of common Stock;

●	our named executive officers;

●	our directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership as determined in Rule 13d-3 under the United States Securities and Exchange Act includes common stock acquirable upon exercise or conversion of securities of the Corporation within 60 days and common stock beneficially owned by an entity or person controlled directly or indirectly, through any contract, arrangement, understanding or otherwise.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class*
Directors and Named Executive Officers
Common Stock	Felipe Pati #87 Sta. Scholastica Village Baguio City, Philippines	28,800,000	69.57%
Common Stock	David Brow Suite 100, 1100 Dexter Ave. North Seattle, Washington 98109	0	0
Directors and Named Executives as a Group		28,800,000	69.57%

Directors and Executive Officers

Felipe Pati, age 41, joined the Corporation in May 2007. Mr. Pati is serving as the President, Treasurer, Secretary and sole Director of the Corporation. Mr. Pati received his Masters in Computer Science in 2001 from De La Salle University in Manila Philippines, and a Ph.D in Philosophy in Management in 2006 from University of the Cordilleras, Baguio City, Philippines.

Currently Mr. Pati is a professor at Saint Louis University in Baguio City, Philippines. He teaches in the Information and Computer Science Department in both Graduate and Undergraduate programs.

Before that, from 2001 to 2006, he was Department Head and Associate Professor of Computer Science at the University of the Cordilleras in Bagio City, Philippines.

See Proposed Action No. 5 for information on the nominee for the Board, David Brow.

Audit Committee

The Corporation does not have an audit committee at this time.

Code of Ethics

The Corporation currently does not have a Code of Ethics.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities  Exchange Act of 1934, as amended,  requires our directors,  executive  officers,  and stockholders  holding more than 10% of our outstanding  common stock,  to file with the Securities and Exchange  Commission initial  reports of ownership and reports of changes in beneficial  ownership of our  common  stock.  Executive   officers,  directors   and   greater-than-10% stockholders  are required by SEC  regulations  to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports  furnished  to us for the year ended April 30, 2010, and up until April 11, 2011, no Section 16(a) reports required to be filed by our executive officers,  directors and greater-than-10% stockholders were not filed on a timely basis.

Board Leadership

Felipe Pati serves as the Corporation’s president, treasurer, secretary and is a director. This leadership is appropriate given the early stages of the Corporation.

The Board is able to independently review the function of the Corporation and to provide oversight over its administration.

Board Meetings

Director	Number of Board Meetings Attended
Felipe Pati	0

There were no Board meetings in the previous year.  All Board decisions were undertaken by written consent.

Board Policy on Attendance

The Board does not have a policy on attendance.

Nominating Committee

The Board does not have a nominating committee.  The Board as a whole acts as the nominating committee.

Compensation Committee

We do not pay our directors or executive officers and as such do not believe that we need a compensation committee. The Board as a whole makes decisions related to compensation.

Stockholder Communication

Stockholders can contact the president of the Corporation should they wish to communicate with the Board.

Compensation of Directors and Executive Officers

Summary Compensation Table for Officers and Directors

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Felipe Pati President, Treasurer, Secretary and Director	April 30, 2010	NIL	NIL	NIL	Nil	NIL	NIL	Nil	Nil
	April 30, 2009	NIL	NIL	NIL	NIL	NIL	NIL	Nil	Nil

Option Grants and Exercises

There were no option grants or exercises by any of the executive officers or directors named in the Summary Compensation Table above.

Employment Agreements

The Corporation has not entered into any employment and/or consultant agreements with our directors and officers.

Compensation of Directors

All directors  receive  reimbursement for reasonable out-of-pocket expenses in attending board of directors meetings and for promoting our business. From time to time we may  engage certain  members of the board of  directors  to perform services on our behalf. In such cases, we compensate the members for their services at rates no more  favorable  than could be obtained  from  unaffiliated parties. Our directors have not received any  compensation  for the fiscal year ended April 30, 2010.

Equity Awards

There were no equity grants or exercises by any of the executive officers or directors named in the Summary Compensation Table above.

Independent Public Accountants

There has been no accountant officially selected or recommended.  The accounting firm used for the year ended April 30, 2010 was  Silberstein Ungar, PLLC (“Silberstein”). Representatives from Silberstein are not expected to attend the Annual and Special Meeting.

Audit Fees

For the year ended April 30, 2010,  Silberstein billed the Corporation for $4,500 in audit fees. For the year ended April 30, 2009, Moore and Associates, Chartered billed the Corporation for $3,500 in audit fees.

Audit Related Feeds

None.

Review Fees

Silberstein billed the Corporation $4,500 for reviews of the Corporation’s financial statements in fiscal 2010 and are not reported under Audit Fees above. Moore and Associates, Chartered, billed the Corporation $4,500 for reviews of the Corporation’s quarterly financial statements in 2008 and are not reported under Audit Fees above.

Tax and Other Fees

The Corporation did not pay any  fees to  Silberstein for tax  compliance,  tax advice, tax planning or other work during the Corporation’s fiscal year ended April 30, 2010 The Corporation did not pay any fees to Moore and Associates, Chartered for tax compliance, tax advice, tax planning or other work during the Corporation’s fiscal year ended April 30, 2009.

ADDITIONAL INFORMATION

A copy of the Corporation’s Annual Report on Form 10-K for the fiscal year ended April 30, 2010 accompanies this Proxy Statement. The Corporation is required to file an Annual Report on Form 10-K for its fiscal year ended April 30, 2010 with the Securities and Exchange Commission. Stockholders may obtain, free of charge, a copy of the Form 10-K (without exhibits) by writing to Investor Relations, Digital Valleys Corp., 1100 Dexter Ave. North, Seattle, Washington, 98109.

Stockholders Sharing the Same Last Name and Address

If you own your shares through a broker, bank or other nominee, the Corporation is sending only one Proxy Statement to you if you share a single address with another stockholder unless we received instructions to the contrary from you. This practice, known as “householding,” is designed to eliminate duplicate mailings, conserve natural resources and reduce the Corporation’s printing and mailing costs. You can request to receive a separate Proxy Statement by contacting the institution that holds your shares.

By Order of the Board of Directors:

/s/ Felipe Pati President

May 10, 2011

DIGITAL VALLEYS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholders of Digital Valleys Corp., a Nevada corporation (the “Corporation”), hereby appoints David Brow, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual and Special Meeting of Shareholders to be held at 11:00 a.m. on June 6, 2011 at 1400 Wewatta Street, Suite 400, Denver, Colorado 80202, and any adjournments or postponements thereof upon the following matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEE LISTED IN PROPOSED ACTION 1 ,“FOR” PROPOSED ACTION 2, “FOR” PROPOSED ACTION 3, “FOR” PROPOSED ACTION 4, “FOR” PROPOSED ACTION 5,  “FOR” PROPOSED ACTION 6, “FOR” PROPOSED ACTION 7, “FOR” PROPOSED ACTION 8, “FOR” PROPOSED ACTION 9, “FOR” PROPOSED ACTION 10, “FOR” PROPOSED ACTION 11, “FOR” PROPOSED ACTION 12, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEE NAMED BELOW IN PROPOSAL 1.

1.	Election of David Brow until the next annual meeting of stockholders or at a special meeting of stockholders to elect directors.

☐	☐
FOR the nominee listed below (except as indicated below)	WITHHOLD AUTHORITY to vote for all nominees listed below

01. David Brow

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2.

2.	To approve the amendment of the Corporation’s Articles of Incorporation to change the name of the Corporation to “American Bakken Energy Corp.”, or such other similar name that is legally available.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 3.

3.	To approve the amendment of the Corporation’s Articles of Incorporation to effect a 2 for 1 stock split.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 4.

4.	To approve the amendment of the Corporation’s Articles of Incorporation to increase the number of shares of Common Stock that the Corporation is authorized to issue from 100,000,000 to 250,000,000.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 5.

5.	To approve the amendments to the Articles of Incorporation as set out in Proposed Action One, Two and Three.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 6.

6.
To approve the amendment to the bylaws of the Corporation by amending Article 2, Section 2, to permit the president, the chief executive officer, a majority of the members of the board of directors or a majority of the shareholders of the Corporation to request a special meeting of the stockholders.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 7.

7.
To approve the amendment to the bylaws of the Corporation by amending Article 2, Section 6, to reduce quorum for a meeting of the shareholders to shareholders holding 1/3 of the outstanding shares of the Corporation.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 8.

8.	To approve the amendment to the bylaws of the Corporation by amending Article 2, Section 10, to reduce the number of stockholders required for a vote by written consent to a majority of stockholders.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 9.

9.
To approve the amendment to the bylaws of the Corporation by amending Article 3, Section 5 to permit the president, the chief financial officer, or a majority of the directors of the Corporation to call a special meeting of the board of directors of the Corporation.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 10.

10.	To approve the amendment to the bylaws of the Corporation by amending Article 3, Section 9 to permit the board of directors of the Corporation to fill vacancies of the board of directors.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 11.

11.
To approve the amendments to the bylaws of the Corporation by amending Article 4, to permit the appointment of a chief executive officer and a chief financial officer, and to provide the chief executive officer and chief financial officer with authority.

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 12.

12.	To approve the amendment to the bylaws of the Corporation by amending Article 14, to permit the board of directors of the Corporation to amend the bylaws of the Corporation.

☐	☐	☐
FOR	AGAINST	ABSTAIN

13.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

INSTRUCTION: To withhold authority to vote for any nominee, write that nominee’s name in this space:

The undersigned hereby acknowledges receipt of the Corporation’s Proxy Statement and hereby revokes any proxy or proxies previously given.

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.

☐ Please check this box if you plan to attend the Annual and Special Meeting.

Typed or Printed name(s)

 Authorized Signature

 Title or authority, if applicable

 Date

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

APPENDIX A

AMENDED AND RESTATED BYLAWS
OF
AMERICAN BAKKEN ENERGY CORP.

(Formerly Digital Valleys Corp.)

The following are the Bylaws of AMERICAN BAKKEN ENERGY CORP,., a Nevada corporation:

ARTICLE I.     Office

The principal office of the Corporation in the State of Nevada shall be located at such place as the Board of Directors may from time to time determine. The Corporation may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may require from time to time. The registered office of the Corporation as required by the Nevada Corporation Act to be maintained in the State of Nevada, may be, but is not required to be identical to the principal office and the address of the registered agent may be changed from time to time by the Board of Directors.

ARTICLE II.    Shareholders

SECTION 1.  Annual Meeting.   The annual meeting of the Shareholders shall be held between January 1st and December 31st each year, on such date and at such hour as may be specified in the Notice of Meeting or in a duly executed Waiver of Notice thereof, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nevada, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any annual meeting of the Shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the Shareholders as soon thereafter as conveniently may be. Failure to hold the annual meeting within the above-proscribed time shall not act as forfeiture or grounds for dissolution of the Corporation.

SECTION 2. Special Meetings.   Special meetings of the Shareholders, for any purpose or purposes, may be called by (a) the President, (b) the Chief Executive Officer (“CEO”), or (c) the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of Shareholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

SECTION 3. Place of Meeting.   The Board of Directors may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place of meeting for any annual meeting of Shareholders or for any special meeting of Shareholders called by the Board of Directors. If no designation is made by the Board, or if a special meeting is otherwise called, the place of meeting shall be the principal office of the Corporation in the State of Nevada. Notwithstanding the first two sentences of this Section, a Waiver of Notice signed by all Shareholders entitled to vote at a meeting, whether an annual or special meeting, may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place of the holding of such meeting.

SECTION 4. Notice of Meeting.   Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each Shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the person or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Shareholder at his address as it appears on the records of the Corporation, with the postage thereon prepaid. Notice may be waived in accordance with Article XII.

SECTION 5. Fixing of Record Date.  The Board of Directors may fix a date, not less than ten (10) nor more than sixty (60) days before the date set for any meeting of the Shareholders, as the record date as of which the Shareholders of record entitled to notice of and to vote at such meeting and any adjournment thereof shall be determined.

SECTION 6. Quorum.  One-third (1/3) of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the Shareholders. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted at the original date of the meeting. If, however, after the adjournment, the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given in compliance with Section 4 of this article to each Shareholder of record on the new record date entitled to vote at such meeting. After a quorum has been established at a Shareholders’ meeting, the subsequent withdrawal of Shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

SECTION 7. Proxies.  Every Shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting, or his duly authorized attorney-in-fact, may authorize another person or persons to act for him by proxy. The proxy must be executed in writing by the Shareholder or his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of such meeting or at the time of expressing such consent or dissent without a meeting. No proxy shall be valid after the expiration of eleven (11) months of the date thereof unless provided otherwise in the proxy.

SECTION 8. Voting of Shares.  Each outstanding share of stock shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of the Shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the Shareholders unless a greater number is required by the Nevada Statutes.

SECTION 9. Voting of Shares by Certain Holders.  Shares of stock standing in the name of another corporation may be voted by the officer, agent or proxy designated by the Bylaws of the corporate Shareholder or, in the absence of any applicable bylaw, by such person as the board of directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate Shareholder. In the absence of any such designation or, in case of conflicting designation by the corporate Shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

Shares of stock held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.

Shares of stock standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares of stock standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A Shareholder whose shares of stock are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

Treasury shares, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by it, and shares of its own stock held by a corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time.

SECTION 10. Action Without a Meeting.  Any action required by law to be taken at any meeting of Shareholders of the Corporation or any action which may be taken at a meeting of Shareholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of the majority of shares of stock in the Corporation. If any class of shares is entitled to vote as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote.

In the event that the action to which the shareholder’s consent is such as would have required the filing of a certificate under any other section of the law if such action had been voted on by shareholders in a meeting hereof, the certificate filed under such other section shall state that written consent has been given in accordance with the provisions of Nevada Statutes.

ARTICLE III.       Board of Directors

SECTION 1. General Powers.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

SECTION 2. Number, Tenure and Qualification.  The number of Directors of the Corporation shall be established by resolution of the Shareholders from time to time, and may be increased or decreased from time to time, provided the Corporation shall always have at least one (1) Director. Each Director shall hold office until the next annual meeting of Shareholders and until his successor shall have been elected and qualified, or until his earlier resignation, removal from office, or death. Registration of Directors shall be in accordance with Article V hereinafter.

SECTION 3. Removal.  Any Director may be removed with or without cause by vote of the holders of a majority of the shares entitled to vote at an election of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a director shall not of itself create contract rights.

SECTION 4. Regular Meetings.  A regular meeting of the Board of Directors shall be held without other notice than this Bylaw, except as provide in Article XIV of these Bylaws, immediately after and at the same place as the annual meeting of Shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

SECTION 5. Special Meetings.  Special meetings of the Board of Directors may be called by (a) the President; (b) the CEO; or (c) the Secretary on the written request of a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by him/them.

SECTION 6. Notice.  Notice of any special meeting shall be given at lease two (2) days before the meeting by written notice delivered personally, or by mail or electronic mail, or by telegram or cablegram to each Director at his business address, unless in case of emergency, the Chairman of the Board or the President shall prescribe a shorter notice to be given personally or by telegraphing each Director at his residence or business address. If a notice of meeting is mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If the notice of meeting is provided by electronic mail, the notice shall be deemed delivered when sent, if receipt has been confirmed by the recipient. Any Director may waive notice of any meeting, before or after the meeting in accordance with Article XII. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

SECTION 7. Quorum.  A majority of the number of Directors fixed pursuant to Section 2 of this Article shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors.

SECTION 8. Manner of Acting.  The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 9. Vacancies.  Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the Shareholders or a majority of the Board of Directors. A Director elected to fill a vacancy shall hold office only until the next election of Directors by the Shareholders, or until his earlier resignation, removal from office or death.

SECTION 10. Compensation.  By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

SECTION 11. Presumption of Assent.  A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken, unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

SECTION 12. Constructive Presence at a Meeting.  A member of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other at the same time. Participating by such means shall constitute presence in person at a meeting.

SECTION 13. Action without a Meeting.  Any action required by law to be taken at any meeting of the Directors of the Corporation or any action which may be taken at a meeting of the Directors, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the Directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

ARTICLE IV.     Officers.

SECTION 1. Number of Qualifications.  The officers of the Corporation shall be the President and/or a CEO, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors. Any two (2) or more offices may be held by the same person.

SECTION 2. Election and Term of Office.  The officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier resignation, removal from office or death. Resignation of officers shall be in accordance with Article V.

SECTION 3. Removal.  Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

SECTION 4. Vacancies.  A vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired portion of the term.

SECTION 5. President.  The CEO of the Corporation or the President (if no CEO is appointed) shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business affairs of the Corporation. He shall, when present, preside at all meetings of the Shareholders and of the Board of Directors, unless the Board of Directors has elected a Chairman of the Board and the Chairman of the Board is present at such meeting. The President may sign deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties as from time to time may be assigned to him by the Board of Directors.

SECTION 6. Vice-President.  If a Vice-President is elected or appointed, in the absence of the President or in the event of his death, inability or refusal to act, the Vice-President shall have the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice-President shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors.

SECTION 7. Secretary.  The Secretary shall: (a) keep the minutes of all the meetings of the shareholders and the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

SECTION 8. Treasurer.  The Treasurer or, if appointed, the Chief Financial Officer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article VI of these Bylaws; and (b) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

SECTION 9. Salaries.  The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

SECTION 10. Disqualification of an Officer.  If any officer is elected to a public office or accepts employment that, pursuant to existing law, places restrictions or limitations upon his continued rendering of service to the Corporation, then such officer shall no longer be qualified to serve as an officer to the Corporation and he shall be deemed to have forthwith submitted his resignation as an officer of the Corporation.

ARTICLE V.      Resignations

Any Director or Officer of the Corporation may resign at any time by giving written notice to the Board of Directors, and if there are no Directors then to all of the Shareholders. Any such resignation shall take effect at the time specified therein, or, if the time be not specified therein, upon its acceptance by the party or parties to whom notice is given hereunder.

ARTICLE VI.       Contracts, Loans, Checks and Deposits

SECTION 1. Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of  the Corporation, unless otherwise restricted by law. Such authority may be general or confined to specific instances.

SECTION 2. Loans.  No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

SECTION 3. Checks, Drafts, etc.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

SECTION 4. Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VII.       Certificates for Shares and Their Transfer

SECTION 1. Certificates for Shares.  Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Board of Directors so to do. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered in the corporate records. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

SECTION 2. Transfer of Shares.  Transfer of shares of the Corporation shall be made in the records of the Corporation only when the holder of record thereof or his legal representative, or his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, shall furnish proper evidence of authority to transfer, and when there is surrendered for cancellation the certificate for such shares, properly endorsed. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

ARTICLE VIII.       Fiscal Year

The fiscal year of the Corporation shall be as determined by the Board of Directors of the Corporation.

ARTICLE IX.       Dividends

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

ARTICLE X.       Indemnification

The Corporation shall indemnify any Director or officer or any former Director or officer, to the full extent permitted by law.

ARTICLE XI.       Seal

The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of incorporation and the words, “Corporate Seal”. As an alternative to an official corporate seal, the signature of the Secretary or other officer of the Corporation on a facsimile or graphical image of a corporate seal shall serve as the official “corporate seal” of the Corporation.

ARTICLE XII.        Waiver of Notice

Unless otherwise provided by law, whenever any notice is required to be given to any Shareholder or Director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation, a waiver thereof in writing, or written consent as to the action to be taken for which the notice was given, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XIII.        Rules of Order

Roberts’ Rules of Order shall prescribe the rules of conduct for all meetings of the Corporation so far as not inconsistent with the laws of Nevada, with the Articles of Incorporation, or with these Bylaws.

ARTICLE XIV.         Amendments

These Bylaws may be altered, amended or repealed and new Bylaws may be adopted (a) by a vote of a majority of the Shareholders, at any regular Shareholders’ meeting or at any special Shareholders’ meeting provided notice of the proposed change is given in the notice of such special meeting or (b) by a vote of the majority of the Board of Directors.

ARTICLE XV.         Procedure Upon Death or Disqualification of a Sole Shareholder

As provided in Article II of the Articles of Incorporation of the Corporation, the Corporation shall have perpetual existence. Therefore, in the event of the death or disqualification of a sole Shareholder, then, and in that event, unless the stock of the deceased or disqualified Shareholder is sold to a person who is qualified to be a Shareholder of the Corporation pursuant to the provisions of Section 11 of Article II of these bylaws, the Articles of Incorporation of the Corporation shall be forthwith amended so that it may continue on as a general corporation to conduct other businesses authorized by the provisions of Nevada Statutes.

The foregoing is a true and correct copy of the Bylaws of AMERICAN BAKKEN ENERGY CORP. as adopted by the Board of Directors of the corporation on the ● day of June, 2011.

ATTEST:

Secretary	Tresurer

June ●, 2011	June ●, 2011
Date	Date

APPENDIX B

AMENDED AND RESTATED BYLAWS
OF
AMERICAN BAKKEN ENERGY CORP.

(Formerly Digital Valleys Corp.)

     The following are the Bylaws of AMERICAN BAKKEN ENERGY CORP., a Nevada corporation:

ARTICLE I.   Office

     The principal office of the Corporation in the State of Nevada shall be located at such place as the Board of Directors may from time to time determine. The Corporation may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may require from time to time. The registered office of the Corporation as required by the Nevada Corporation Act to be maintained in the State of Nevada, may be, but is not required to be identical to the principal office and the address of the registered agent may be changed from time to time by the Board of Directors.

ARTICLE II.   Shareholders

     SECTION 1. Annual Meeting. The annual meeting of the Shareholders shall be held between January 1st and December 31st each year, on such date and at such hour as may be specified in the Notice of Meeting or in a duly executed Waiver of Notice thereof, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nevada, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any annual meeting of the Shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the Shareholders as soon thereafter as conveniently may be. Failure to hold the annual meeting within the above-proscribed time shall not act as forfeiture or grounds for dissolution of the Corporation.

      SECTION 2. Special Meetings. Special meetings of the Shareholders, for any purpose or purposes, may be called by (a) the President, (b) the Chief Executive Officer (“CEO”), or (c) the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of Shareholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

     SECTION 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place of meeting for any annual meeting of Shareholders or for any special meeting of Shareholders called by the Board of Directors. If no designation is made by the Board, or if a special meeting is otherwise called, the place of meeting shall be the principal office of the Corporation in the State of Nevada. Notwithstanding the first two sentences of this Section, a Waiver of Notice signed by all Shareholders entitled to vote at a meeting, whether an annual or special meeting, may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place of the holding of such meeting.

     SECTION 4. Notice of Meeting. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each Shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the person or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Shareholder at his address as it appears on the records of the Corporation, with the postage thereon prepaid. Notice may be waived in accordance with Article XII.

     SECTION 5. Fixing of Record Date. The Board of Directors may fix a date, not less than ten (10) nor more than sixty (60) days before the date set for any meeting of the Shareholders, as the record date as of which the Shareholders of record entitled to notice of and to vote at such meeting and any adjournment thereof shall be determined.

     SECTION 6. Quorum. One-third (1/3) of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the Shareholders. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted at the original date of the meeting. If, however, after the adjournment, the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given in compliance with Section 4 of this article to each Shareholder of record on the new record date entitled to vote at such meeting. After a quorum has been established at a Shareholders’ meeting, the subsequent withdrawal of Shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

     SECTION 7. Proxies. Every Shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting, or his duly authorized attorney-in-fact, may authorize another person or persons to act for him by proxy. The proxy must be executed in writing by the Shareholder or his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of such meeting or at the time of expressing such consent or dissent without a meeting. No proxy shall be valid after the expiration of eleven (11) months of the date thereof unless provided otherwise in the proxy.

     SECTION 8.Voting of Shares. Each outstanding share of stock shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of the Shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the Shareholders unless a greater number is required by the Nevada Statutes.

     SECTION 9. Voting of Shares by Certain Holders. Shares of stock standing in the name of another corporation may be voted by the officer, agent or proxy designated by the Bylaws of the corporate Shareholder or, in the absence of any applicable bylaw, by such person as the board of directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate Shareholder. In the absence of any such designation or, in case of conflicting designation by the corporate Shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

     Shares of stock held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.

     Shares of stock standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares of stock standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A Shareholder whose shares of stock are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

     Treasury shares, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by it, and shares of its own stock held by a corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time.

     SECTION 10. Action Without a Meeting. Any action required by law to be taken at any meeting of Shareholders of the Corporation or any action which may be taken at a meeting of Shareholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of the majority of shares of stock in the Corporation. If any class of shares is entitled to vote as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote.

     In the event that the action to which the shareholder’s consent is such as would have required the filing of a certificate under any other section of the law if such action had been voted on by shareholders in a meeting hereof, the certificate filed under such other section shall state that written consent has been given in accordance with the provisions of Nevada Statutes.

ARTICLE III.   Board of Directors

     SECTION 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

     SECTION 2. Number, Tenure and Qualification. The number of Directors of the Corporation shall be established by resolution of the Shareholders from time to time, and may be increased or decreased from time to time, provided the Corporation shall always have at least one (1) Director. Each Director shall hold office until the next annual meeting of Shareholders and until his successor shall have been elected and qualified, or until his earlier resignation, removal from office, or death. Registration of Directors shall be in accordance with Article V hereinafter.

     SECTION 3. Removal. Any Director may be removed with or without cause by vote of the holders of a majority of the shares entitled to vote at an election of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a director shall not of itself create contract rights.

     SECTION 4. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw, except as provide in Article XIV of these Bylaws, immediately after and at the same place as the annual meeting of Shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

      SECTION 5. Special Meetings. Special meetings of the Board of Directors may be called by (a) the President; (b) the CEO; or (c) the Secretary on the written request of a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by him/them.

      SECTION 6. Notice. Notice of any special meeting shall be given at lease two (2) days before the meeting by written notice delivered personally, or by mail or electronic mail, or by telegram or cablegram to each Director at his business address, unless in case of emergency, the Chairman of the Board or the President shall prescribe a shorter notice to be given personally or by telegraphing each Director at his residence or business address. If a notice of meeting is mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If the notice of meeting is provided by electronic mail, the notice shall be deemed delivered when sent, if receipt has been confirmed by the recipient. Any Director may waive notice of any meeting, before or after the meeting in accordance with Article XII. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

     SECTION 7. Quorum. A majority of the number of Directors fixed pursuant to Section 2 of this Article shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors.

     SECTION 8. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 9. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the Shareholders or a majority of the Board of Directors . A Director elected to fill a vacancy shall hold office only until the next election of Directors by the Shareholders, or until his earlier resignation, removal from office or death.

     SECTION 10. Compensation. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

     SECTION 11. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken, unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

     SECTION 12. Constructive Presence at a Meeting. A member of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other at the same time. Participating by such means shall constitute presence in person at a meeting.

     SECTION 13. Action without a Meeting. Any action required by law to be taken at any meeting of the Directors of the Corporation or any action which may be taken at a meeting of the Directors, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the Directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

ARTICLE IV.   Officers.

     SECTION 1. Number of Qualifications. The officers of the Corporation shall be the President and/or a CEO , a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors. Any two (2) or more offices may be held by the same person.

     SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier resignation, removal from office or death. Resignation of officers shall be in accordance with Article V.

     SECTION 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     SECTION 4. Vacancies. A vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired portion of the term.

      SECTION 5. President. The CEO of the Corporation or the President (if no CEO is appointed) shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business affairs of the Corporation. He shall, when present, preside at all meetings of the Shareholders and of the Board of Directors, unless the Board of Directors has elected a Chairman of the Board and the Chairman of the Board is present at such meeting. The President may sign deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 6. Vice-President. If a Vice-President is elected or appointed, in the absence of the President or in the event of his death, inability or refusal to act, the Vice-President shall have the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice-President shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors.

     SECTION 7. Secretary. The Secretary shall: (a) keep the minutes of all the meetings of the shareholders and the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

     SECTION 8. Treasurer. The Treasurer or, if appointed, the Chief Financial Officer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article VI of these Bylaws; and (b) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

     SECTION 9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

     SECTION 10. Disqualification of an Officer. If any officer is elected to a public office or accepts employment that, pursuant to existing law, places restrictions or limitations upon his continued rendering of service to the Corporation, then such officer shall no longer be qualified to serve as an officer to the Corporation and he shall be deemed to have forthwith submitted his resignation as an officer of the Corporation.

ARTICLE V.   Resignations

     Any Director or Officer of the Corporation may resign at any time by giving written notice to the Board of Directors, and if there are no Directors then to all of the Shareholders. Any such resignation shall take effect at the time specified therein, or, if the time be not specified therein, upon its acceptance by the party or parties to whom notice is given hereunder.

ARTICLE VI.   Contracts, Loans, Checks and Deposits

     SECTION 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, unless otherwise restricted by law. Such authority may be general or confined to specific instances.

     SECTION 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     SECTION 3. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VII.   Certificates for Shares and Their Transfer

     SECTION 1. Certificates for Shares. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Board of Directors so to do. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered in the corporate records. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

     SECTION 2. Transfer of Shares. Transfer of shares of the Corporation shall be made in the records of the Corporation only when the holder of record thereof or his legal representative, or his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, shall furnish proper evidence of authority to transfer, and when there is surrendered for cancellation the certificate for such shares, properly endorsed. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

ARTICLE VIII.  Fiscal Year

     The fiscal year of the Corporation shall be as determined by the Board of Directors of the Corporation.

ARTICLE IX.   Dividends

     The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

ARTICLE X.   Indemnification

     The Corporation shall indemnify any Director or officer or any former Director or officer, to the full extent permitted by law.

ARTICLE XI.   Seal

     The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of incorporation and the words, “Corporate Seal”. As an alternative to an official corporate seal, the signature of the Secretary or other officer of the Corporation on a facsimile or graphical image of a corporate seal shall serve as the official “corporate seal” of the Corporation.

ARTICLE XII.   Waiver of Notice

     Unless otherwise provided by law, whenever any notice is required to be given to any Shareholder or Director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation, a waiver thereof in writing, or written consent as to the action to be taken for which the notice was given, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XIII.   Rules of Order

     Roberts’ Rules of Order shall prescribe the rules of conduct for all meetings of the Corporation so far as not inconsistent with the laws of Nevada, with the Articles of Incorporation, or with these Bylaws.

ARTICLE XIV.   Amendments

      These Bylaws may be altered, amended or repealed and new Bylaws may be adopted (a) by a vote of a majority of the Shareholders, at any regular Shareholders’ meeting or at any special Shareholders’ meeting~~,~~ provided notice of the proposed change is given in the notice of such special meeting or (b) by a vote of the majority of the Board of Directors.

ARTICLE XV.   Procedure Upon Death or Disqualification of a Sole Shareholder

     As provided in Article II of the Articles of Incorporation of the Corporation, the Corporation shall have perpetual existence. Therefore, in the event of the death or disqualification of a sole Shareholder, then, and in that event, unless the stock of the deceased or disqualified Shareholder is sold to a person who is qualified to be a Shareholder of the Corporation pursuant to the provisions of Section 11 of Article II of these bylaws, the Articles of Incorporation of the Corporation shall be forthwith amended so that it may continue on as a general corporation to conduct other businesses authorized by the provisions of Nevada Statutes.

The foregoing is a true and correct copy of the Bylaws of AMERICAN BAKKEN ENERGY CORP . as adopted by the Board of Directors of the corporation on the ● day of June, 2011 .

ATTEST:

Secretary	Tresurer

June ●, 2011	June ●, 2011
Date	Date